UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2025

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Principal Accounting Officer

On May 21, 2025, the Board of Directors (the “Board”) of First US Bancshares, Inc. (the “Company”) appointed Matthew A. Parker as the Company’s principal accounting officer. Mr. Parker serves as the Company’s Senior Vice President, Principal Accounting Officer and Director of Financial Reporting.

Mr. Parker, age 36, has most recently served as the Director of Financial Reporting for First US Bank (the “Bank”), a banking corporation wholly owned by the Company, a position he has held since December 2021. From August 2017 to December 2021, Mr. Parker served as the Controller of Acceptance Loan Company, Inc., a consumer finance company wholly owned by the Bank. Mr. Parker holds a Bachelor of Arts in Accounting from Franklin College and is a Certified Public Accountant.

There is no familial relationship between Mr. Parker and any executive officer or director of the Company, and there are no arrangements or understandings between Mr. Parker and any other persons pursuant to which he was appointed. There are no transactions in which the Company was or is to be a participant and in which Mr. Parker had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with the foregoing, effective May 21, 2025, Thomas S. Elley no longer serves as the Company’s principal accounting officer. Mr. Elley will continue to serve as the Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2025	FIRST US BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Senior Vice President, Secretary and Assistant Treasurer